UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 24, 2008

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2008, Fannie Mae (formally, the Federal National Mortgage Association) appointed David M. Johnson as Executive Vice President and Chief Financial Officer. Mr. Johnson, age 48, succeeds David C. Hisey, who has been appointed to the newly created position of Executive Vice President and Deputy Chief Financial Officer, and who will continue to serve as the company’s principal accounting officer.

Prior to joining Fannie Mae, Mr. Johnson held the position of Executive Vice President and Chief Financial Officer of The Hartford Financial Services Group, Inc., a diversified insurance/financial service company, from May 1, 2001 until his resignation in April 2008. Mr. Johnson had previously served as Senior Executive Vice President and Chief Financial Officer of Cendant Corporation from November 1998 through January 2001. Prior to joining Cendant Corporation, Mr. Johnson served as a Managing Director in the Investment Banking Division at Merrill Lynch, Pierce, Fenner and Smith, where he started in 1986.

Mr. Johnson’s annual compensation will consist of three principal components: (i) an annual salary of $625,000, (ii) a cash bonus under a plan that will focus on both corporate and individual performance during 2009 against pre-established objectives, and (iii) a long-term incentive deferred cash award that will be determined based on individual performance and market compensation levels, and will vest over two years, with 50% of the award payable in early 2010 and the remaining 50% payable in 2011. The vesting of the long-term incentive award will be based on corporate performance criteria for 2009, and possibly on additional corporate performance criteria for 2010. Corporate performance goals for 2009 are expected to be established in early 2009. The target amounts for Mr. Johnson’s cash bonus and long-term incentive award are 185% and 275%, respectively, of his annual salary. At this time, the performance goals and, if applicable, any minimum or maximum amounts for the bonus and the long-term incentive award have not been established.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

December 1, 2008	By:	Herbert M. Allison, Jr.

Name: Herbert M. Allison, Jr.
Title: President and Chief Executive Officer